UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2017

CSX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	1-08022	62-1051971
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (904) 359-3200

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2017, CSX Corporation (the “Company”) and MR Agent Advisor LLC (“Mantle Ridge”), on behalf of itself and its affiliated funds (such funds, together with Mantle Ridge, collectively, the “Mantle Ridge Group”) entered into a registration rights agreement (the “Registration Rights Agreement”). The Registration Rights Agreement was contemplated by that certain letter agreement between the Company and the Mantle Ridge Group, which the Company filed with the Securities and Exchange Commission on Form 8-K on March 7, 2017. The Mantle Ridge Group owns approximately 4.49% of the outstanding shares of common stock of the Company, par value $1.00 per share (the “Common Stock”).

Pursuant to the Registration Rights Agreement, the Mantle Ridge Group shareholders may request that the Company file a registration statement to register the sale of shares of Common Stock that the Mantle Ridge Group shareholders beneficially own, subject to the limitations and conditions provided in the Registration Rights Agreement.

The Registration Rights Agreement also provides that the Company will file (or will amend or supplement the shelf registration statement currently on file) and keep effective, subject to certain limitations, a shelf registration statement covering shares of Common Stock beneficially owned by the Mantle Ridge Group shareholders. The Registration Rights Agreement also contains customary indemnification provisions.

The registration rights provided in the Registration Rights Agreement terminate as to any Mantle Ridge Group shareholder upon the date on which such shareholder ceases to own any Registrable Securities (as defined in the Registration Rights Agreement).

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements

This information and other statements by CSX may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, margins, volumes, rates, cost-savings, expenses, taxes, liquidity, capital expenditures, dividends, share repurchases or other financial items, statements of management’s plans, strategies and objectives for future operations, and management’s expectations as to future performance and operations and the time by which objectives will be achieved, statements concerning proposed new services, and statements regarding future economic, industry or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as “will,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate,” “preliminary” and similar expressions. Forward-looking statements speak only as of the date they are made, and CSX undertakes no obligation to update or revise any forward-looking statement. If CSX updates any forward-looking statement, no inference should be drawn that CSX will make additional updates with respect to that statement or any other forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by any forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements include, among others: (i) CSX’s success in implementing its financial and operational initiatives; (ii) changes in domestic or international economic, political or business conditions, including those affecting the transportation industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; (v) the outcome of claims and litigation involving or affecting CSX; (vi) natural events such as severe weather conditions or pandemic health crises; and (vii) the inherent uncertainty associated with projecting economic and business conditions.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

CSX Corporation (“CSX”) will file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the annual meeting of shareholders. CSX SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

CSX, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from CSX shareholders in connection with the matters to be considered at the annual meeting, or any adjournment or postponement thereof. Information about certain CSX directors and executive officers, and their direct and indirect interests in CSX, is available in CSX’s proxy statement, filed March 28, 2016 for its 2016 Annual Meeting. To the extent holdings of CSX’s securities by such directors or executive officers have changed since the amounts included in the 2016 proxy statement, such changes have been or will be reflected on reports filed with the SEC in accordance with the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended. Additional information regarding directors and executive officers appointed since March 28, 2016 and the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the annual meeting. Shareholders will be able to obtain any proxy statement, any amendments or supplements to any proxy statement and other documents filed by CSX with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at CSX’s website at www.csx.com or by contacting CSX Investor Relations at (904) 359-4812.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Registration Rights Agreement, dated as of March 30, 2017, between CSX Corporation and MR Argent Advisor LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: April 3, 2017

CSX CORPORATION

By:	/s/ Ellen M. Fitzsimmons
Name:	Ellen M. Fitzsimmons
Title:	Executive Vice President, Law and Public Affairs, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Title

10.1	Registration Rights Agreement, dated as of March 30, 2017, between CSX Corporation and MR Argent Advisor LLC.